------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported) March 30, 2006


                                  CWHEQ, INC.
       -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




          Delaware                 333-126790-15                  87-0698310
-----------------------------   --------------------        -------------------
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
     of Incorporation)              File Number)            Identification No.)

      4500 Park Granada
     Calabasas, California                                          91302
-----------------------------                                    -----------
    (Address of Principal                                        (Zip Code)
     Executive Offices)

Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
-------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 8.

Item 8.01. Other Events.


Description of the Mortgage Pool*


         CWHEQ, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of March 30, 2006 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as sponsor and master servicer, and JPMorgan Chase Bank, N.A., as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2006-C






























----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated February 7, 2006 and the Prospectus Supplement dated March 28, 2006 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2006-C.



         The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the cut-off mortgage loans and the related mortgage properties as of the close of business on the Cut-off Date.

                                 Loan Group 1

               Principal Balances for the Group 1 Mortgage Loans

                                                                                                                           Weighted
                                                              Percent of              Weighted    Weighted     Weighted     Average
                                      Aggregate                Aggregate    Average    Average     Average      Average    Combined
                                      Principal   Number of    Principal    Current      Gross   Remaining       Credit    Loan-to-
                                        Balance    Mortgage      Balance  Principal   Mortgage        Term       Bureau       Value
Range of Principal Balances ($)     Outstanding       Loans  Outstanding    Balance       Rate     (months)  Risk Score       Ratio
-------------------------------- --------------  ----------- -----------  ---------  ---------  -----------  ----------   ---------
       0.01 - 10,000.00........  $    6,659,514       1,009        1.70%  $   6,600      7.121%     298.61          713      77.0%
  10,000.01 - 20,000.00........      27,822,400       1,749        7.12      15,908      7.405      298.52          709      81.0
  20,000.01 - 30,000.00........      51,019,468       1,990       13.06      25,638      7.874      298.54          707      84.7
  30,000.01 - 40,000.00........      71,011,769       2,005       18.18      35,417      8.380      298.56          711      87.5
  40,000.01 - 50,000.00........      61,456,721       1,366       15.73      44,990      8.104      298.54          712      86.8
  50,000.01 - 60,000.00........      44,821,842         811       11.47      55,267      8.303      298.68          713      88.1
  60,000.01 - 70,000.00........      37,461,833         576        9.59      65,038      8.271      298.81          716      89.2
  70,000.01 - 80,000.00........      32,354,291         430        8.28      75,243      8.395      298.86          716      88.3
  80,000.01 - 90,000.00........      13,878,422         164        3.55      84,625      7.910      298.79          710      85.4
  90,000.01 - 100,000.00.......      18,645,756         191        4.77      97,622      7.071      299.00          722      76.5
 100,000.01 - 125,000.00.......       8,543,524          76        2.19     112,415      6.482      298.98          722      76.0
 125,000.01 - 150,000.00.......       8,666,442          62        2.22     139,781      7.516      299.05          719      77.9
 150,000.01 - 175,000.00.......       4,192,555          26        1.07     161,252      7.170      298.92          745      79.0
 175,000.01 - 200,000.00.......       3,891,498          20        1.00     194,575      7.575      298.96          745      74.4
 225,000.01 - 250,000.00.......         226,000           1        0.06     226,000      3.990      299.00          737      69.9
                                 --------------  ----------    ----------
     Total.....................  $  390,652,035      10,476      100.00%
                                 ==============  ==========    ==========

              As of the Cut-off Date, the average principal balance of the cut-off mortgage loans in loan group 1 was approximately $37,290.


                         Loan Programs for the Group 1 Mortgage Loans


                                                                                                                           Weighted
                                                              Percent of              Weighted    Weighted     Weighted     Average
                                      Aggregate                Aggregate    Average    Average     Average      Average    Combined
                                      Principal   Number of    Principal    Current      Gross   Remaining       Credit    Loan-to-
                                        Balance    Mortgage      Balance  Principal   Mortgage        Term       Bureau       Value
Description of Loan Programs        Outstanding       Loans  Outstanding    Balance       Rate     (months)  Risk Score       Ratio
-------------------------------- --------------  ----------- -----------  ---------  ---------  -----------  ----------   ---------
10 Year Draw, 0 Year Repay...    $       40,925           1        0.01%  $  40,925      8.750%     117.00          757      95.0%
10 Year Draw, 15 Year Repay (1)     390,557,059      10,472       99.98      37,295      7.998      298.71          713      85.4
15 Year Draw, 0 Year Repay...            54,052           3        0.01      18,017      8.250      171.09          763      91.3
                                 --------------  ----------- -----------
     Total...................    $  390,652,035      10,476      100.00%
                                 ==============  =========== ===========
        --------------
        (1) Assumes that the draw period for the cut-off mortgage loans with ten year draw periods and fifteen year repayment periods will be extended for an additional five years.




                                              3



                                   Loan Rates for the Group 1 Mortgage Loans


                                                                                                                           Weighted
                                                              Percent of              Weighted    Weighted     Weighted     Average
                                      Aggregate                Aggregate    Average    Average     Average      Average    Combined
                                      Principal   Number of    Principal    Current      Gross   Remaining       Credit    Loan-to-
                                        Balance    Mortgage      Balance  Principal   Mortgage        Term       Bureau       Value
Range of Loan Rates (%)             Outstanding       Loans  Outstanding    Balance       Rate     (months)  Risk Score       Ratio
-------------------------------- --------------  ----------- -----------  ---------  ---------  -----------  ----------   ---------
   3.501  - 4.000............    $   81,718,767       2,355       20.92%  $  34,700      3.990%     299.28          709      76.0%
   4.501  - 5.000............            47,900           1        0.01      47,900      4.750      299.00          620      95.0
   5.001  - 5.500............            19,937           1        0.01      19,937      5.500      294.00          634      89.8
   5.501  - 6.000............         3,538,499         102        0.91      34,691      5.972      297.14          715      91.6
   6.001  - 6.500............         5,199,069         125        1.33      41,593      6.373      298.64          705      92.2
   6.501  - 7.000............         1,196,839          31        0.31      38,608      6.925      299.04          714      91.7
   7.001  - 7.500............        73,417,876       2,014       18.79      36,454      7.439      299.01          724      86.0
   7.501  - 8.000............        34,194,887         856        8.75      39,947      7.907      298.36          723      72.3
   8.001  - 8.500............        29,463,279         669        7.54      44,041      8.379      298.45          715      82.5
   8.501  - 9.000............        16,767,684         445        4.29      37,680      8.839      297.79          704      86.3
   9.001  - 9.500............        22,900,391         647        5.86      35,395      9.351      298.34          717      89.6
   9.501  -10.000............        35,489,141       1,004        9.08      35,348      9.873      298.25          723      92.8
  10.001  -10.500............        26,951,717         792        6.90      34,030     10.307      298.55          703      90.9
  10.501  -11.000............        34,340,239         796        8.79      43,141     10.972      298.50          717      97.6
  11.001  -11.500............         7,554,076         200        1.93      37,770     11.269      298.72          683      92.6
  11.501  -12.000............         8,576,293         205        2.20      41,836     11.950      298.38          684      96.5
  12.001  -12.500............         5,774,023         139        1.48      41,540     12.263      298.15          672      96.4
  12.501  -13.000............         1,379,535          42        0.35      32,846     12.790      298.75          661      92.6
Greater than 13.000..........         2,121,884          52        0.54      40,805     13.522      298.69          643      96.2
                                 --------------  -----------  -----------
     Total...................    $  390,652,035      10,476      100.00%
                                 ==============  ===========  ===========

                 As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans in loan group 1 was approximately 7.998%.


                                 Months Remaining to Scheduled Maturity for the Group 1 Mortgage Loans

                                                                                                                           Weighted
                                                              Percent of              Weighted    Weighted     Weighted     Average
                                      Aggregate                Aggregate    Average    Average     Average      Average    Combined
                                      Principal   Number of    Principal    Current      Gross   Remaining       Credit    Loan-to-
Range of Months Remaining               Balance    Mortgage      Balance  Principal   Mortgage        Term       Bureau       Value
to Scheduled Maturity (mos)         Outstanding       Loans  Outstanding    Balance       Rate     (months)  Risk Score       Ratio
-------------------------------- --------------  ----------- -----------  ---------  ---------  -----------  ----------   ---------
109 - 120...................     $       40,925           1        0.01%  $  40,925      8.750%     117.00          757      95.0%
157 - 168...................              3,703           1         (1)       3,703      7.500      167.00          763      77.6
169 - 180...................             50,349           2        0.01      25,174      8.305      171.39          763      92.3
229 - 240...................             25,133           1        0.01      25,133     12.000      235.00          678     100.0
265 - 276...................            101,938           3        0.03      33,979      8.812      274.27          723      86.9
277 - 288...................            154,326           5        0.04      30,865     11.620      284.06          728      96.0
289 - 300...................        390,275,661      10,463       99.90      37,301      7.996      298.73          713      85.4
                                 --------------  ----------- -----------
     Total...................    $  390,652,035      10,476      100.00%
                                 ==============  =========== ===========
        --------------
        (1) Less than 0.01%

                 As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans in loan group 1 was approximately 299.

                 The above table assumes that the draw period for the cut-off mortgage loans with ten year draw periods and fifteen year repayment periods will be extended for an additional five years.



                                              4



                         Combined Loan-to-Value Ratios for the Group 1 Mortgage Loans



                                                                                                                           Weighted
                                                              Percent of              Weighted    Weighted     Weighted     Average
                                      Aggregate                Aggregate    Average    Average     Average      Average    Combined
                                      Principal   Number of    Principal    Current      Gross   Remaining       Credit    Loan-to-
Range of Combined Loan-to-              Balance    Mortgage      Balance  Principal   Mortgage        Term       Bureau       Value
    Value Ratio (%)                 Outstanding       Loans  Outstanding    Balance       Rate     (months)  Risk Score       Ratio
-------------------------------- --------------  ----------- -----------  ---------  ---------  -----------  ----------   ---------
 10.01 - 20.00...............    $      366,385          10        0.09%  $  36,638      6.321%     299.44          750      16.2%
 20.01 - 30.00...............         1,427,880          45        0.37      31,731      5.376      298.99          751      27.3
 30.01 - 40.00...............         3,801,618         124        0.97      30,658      5.936      298.99          729      35.9
 40.01 - 50.00...............         8,508,465         258        2.18      32,979      6.151      299.04          724      45.6
 50.01 - 60.00...............        18,899,487         484        4.84      39,049      6.209      298.94          719      55.2
 60.01 - 70.00...............        39,243,484       1,040       10.05      37,734      6.320      298.87          717      67.0
 70.01 - 80.00...............        49,343,796       1,355       12.63      36,416      6.611      298.77          709      77.5
 80.01 - 90.00...............       117,351,322       3,697       30.04      31,742      8.464      298.67          709      88.8
 90.01 -100.00...............       151,709,597       3,463       38.83      43,809      8.929      298.53          715      98.0
                                 --------------  ----------- -----------
     Total...................    $  390,652,035      10,476      100.00%
                                 ==============  =========== ===========

                 As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans in loan group 1 was approximately 85.39%.





                                                              5


         The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                            Geographic Distribution for the Group 1 Mortgage Loans


                                                                                                                           Weighted
                                                              Percent of              Weighted    Weighted     Weighted     Average
                                      Aggregate                Aggregate    Average    Average     Average      Average    Combined
                                      Principal   Number of    Principal    Current      Gross   Remaining       Credit    Loan-to-
                                        Balance    Mortgage      Balance  Principal   Mortgage        Term       Bureau       Value
           State                    Outstanding       Loans  Outstanding    Balance       Rate     (months)  Risk Score       Ratio
-------------------------------- --------------  ----------- -----------  ---------  ---------  -----------  ----------   ---------
Alabama.....................     $    3,492,663         119        0.89%  $  29,350      8.252%     298.03          719      91.9%
Alaska......................          1,812,577          43        0.46      42,153      8.316      298.62          709      85.7
Arizona.....................         19,057,756         514        4.88      37,077      7.789      298.69          714      84.8
California..................         87,375,840       1,939       22.37      45,062      8.026      298.73          714      80.1
Colorado....................          9,020,075         252        2.31      35,794      7.844      298.63          722      87.9
Connecticut.................          3,643,236         109        0.93      33,424      7.424      298.69          712      80.3
Delaware....................          1,236,982          29        0.32      42,655      8.263      298.28          705      82.9
District of Columbia........            882,176          16        0.23      55,136      7.210      299.00          693      73.6
Florida.....................         31,205,394         862        7.99      36,201      8.529      298.40          711      86.9
Georgia.....................          6,954,289         209        1.78      33,274      8.242      298.47          707      91.8
Hawaii......................          6,814,587         132        1.74      51,626      7.178      299.05          734      79.5
Idaho.......................          3,321,321         110        0.85      30,194      7.841      298.75          706      88.2
Illinois....................         19,552,050         540        5.00      36,208      8.331      298.90          714      89.8
Indiana.....................          2,794,576         105        0.72      26,615      7.896      298.56          714      91.8
Iowa........................          1,179,236          39        0.30      30,237      7.238      298.73          705      88.6
Kansas......................          3,227,399         116        0.83      27,822      7.327      298.76          719      94.1
Kentucky....................          2,548,533          92        0.65      27,701      7.937      298.52          704      91.7
Louisiana...................          2,352,141          71        0.60      33,129      8.926      297.63          714      90.8
Maine.......................          1,323,349          43        0.34      30,776      8.228      298.68          716      88.2
Maryland....................         10,284,468         255        2.63      40,331      7.463      298.72          708      82.0
Massachusetts...............         10,234,794         267        2.62      38,333      7.791      298.84          710      84.9
Michigan....................          6,877,426         247        1.76      27,844      7.722      298.25          708      88.3
Minnesota...................          5,680,160         183        1.45      31,039      7.868      298.74          713      87.1
Mississippi.................            695,245          28        0.18      24,830      9.133      297.45          693      91.7
Missouri....................          5,636,703         199        1.44      28,325      7.664      298.54          712      90.3
Montana.....................            774,941          23        0.20      33,693      8.120      298.76          687      83.4
Nebraska....................            260,952          11        0.07      23,723      5.484      299.51          715      93.9
Nevada......................         10,488,451         255        2.68      41,131      9.575      298.63          706      91.9
New Hampshire...............          2,571,007          71        0.66      36,211      7.552      298.60          704      87.0
New Jersey..................         22,138,110         487        5.67      45,458      8.108      298.77          713      84.7
New Mexico..................          1,276,761          40        0.33      31,919      8.433      298.90          715      89.9
New York....................         13,084,011         315        3.35      41,537      7.696      298.91          712      80.6
North Carolina..............          6,995,131         222        1.79      31,510      7.814      298.68          712      90.7
North Dakota................             90,963           3        0.02      30,321      6.259      298.81          723      83.0
Ohio........................          7,629,757         272        1.95      28,051      7.956      298.49          715      92.2
Oklahoma....................          1,493,440          67        0.38      22,290      7.954      298.69          713      94.4
Oregon......................          7,530,979         202        1.93      37,282      7.740      298.61          721      84.0
Pennsylvania................         11,019,404         365        2.82      30,190      7.790      298.85          716      86.4
Rhode Island................          2,172,210          63        0.56      34,480      7.952      298.81          714      89.1
South Carolina..............          3,516,005         106        0.90      33,170      7.635      298.71          711      89.6
South Dakota................            321,883          11        0.08      29,262      9.479      298.70          693      93.2
Tennessee...................          3,783,172         117        0.97      32,335      7.423      298.81          725      93.2
Texas.......................          1,926,742          58        0.49      33,220      7.539      298.72          705      86.6
Utah........................          6,322,155         179        1.62      35,319      7.990      298.81          715      87.6
Vermont.....................            630,568          15        0.16      42,038      6.983      298.60          715      77.0
Virginia....................         11,990,874         321        3.07      37,355      7.504      298.71          710      83.7
Washington..................         20,303,075         513        5.20      39,577      8.000      298.75          718      87.8
West Virginia...............            658,797          25        0.17      26,352      7.609      298.52          699      86.8
Wisconsin...................          5,724,545         193        1.47      29,661      8.169      298.62          710      86.3
Wyoming.....................            745,127          23        0.19      32,397      7.542      293.40          715      89.7
                                 --------------   ---------   ----------
      Total.................     $  390,652,035      10,476      100.00%
                                 ==============   =========   ===========



                                                      6


                                          Credit Scores for the Group 1 Mortgage Loans


                                                                                                                           Weighted
                                                              Percent of              Weighted    Weighted     Weighted     Average
                                      Aggregate                Aggregate    Average    Average     Average      Average    Combined
                                      Principal   Number of    Principal    Current      Gross   Remaining       Credit    Loan-to-
                                        Balance    Mortgage      Balance  Principal   Mortgage        Term       Bureau       Value
  Range of Credit Scores            Outstanding       Loans  Outstanding    Balance       Rate     (months)  Risk Score       Ratio
-------------------------------- --------------  ----------- -----------  ---------  ---------  -----------  ----------   ---------
841 - 850....................    $       25,300           1        0.01%  $  25,300     10.875%     299.00          843      88.3%
821 - 840....................            14,900           1        (1)       14,900      7.500      298.00          821      63.8
801 - 820....................         7,477,301         195        1.91      38,345      7.234      298.94          806      81.7
781 - 800....................        22,111,655         608        5.66      36,368      7.773      298.72          790      81.9
761 - 780....................        35,940,491         944        9.20      38,073      7.721      298.54          770      82.9
741 - 760....................        47,500,336       1,209       12.16      39,289      7.869      298.56          751      85.5
721 - 740....................        54,042,868       1,387       13.83      38,964      8.029      298.68          730      86.8
701 - 720....................        63,685,254       1,631       16.30      39,047      8.054      298.72          710      86.7
681 - 700....................        60,908,929       1,641       15.59      37,117      8.236      298.70          690      86.8
661 - 680....................        51,206,440       1,415       13.11      36,188      8.075      298.63          671      85.0
641 - 660....................        28,748,341         862        7.36      33,351      8.044      298.79          651      84.3
621 - 640....................        17,869,483         548        4.57      32,609      8.150      298.75          632      85.2
601 - 620....................         1,073,265          33        0.27      32,523      7.073      298.90          619      87.3
561 - 580....................            47,473           1        0.01      47,473      8.250      292.00          573      89.0
                                 --------------  ----------- ------------
     Total...................    $  390,652,035      10,476      100.00%
                                 ==============  =========== ============

        --------------
        (1) Less than 0.01%

                 As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans in loan group 1 was approximately 713.

                                 Property Type for the Group 1 Mortgage Loans


                                                                                                                           Weighted
                                                              Percent of              Weighted    Weighted     Weighted     Average
                                      Aggregate                Aggregate    Average    Average     Average      Average    Combined
                                      Principal   Number of    Principal    Current      Gross   Remaining       Credit    Loan-to-
                                        Balance    Mortgage      Balance  Principal   Mortgage        Term       Bureau       Value
      Property Type                 Outstanding       Loans  Outstanding    Balance       Rate     (months)  Risk Score       Ratio
-------------------------------- --------------  ----------- -----------  ---------  ---------  -----------  ----------   ---------
Single Family Residence......    $  259,928,696       7,239       66.54%  $  35,907      7.707%     298.70          712      83.4%
Planned Unit Development (PUD)       70,980,248       1,756       18.17      40,422      8.292      298.53          714      87.5
Low Rise Condominium.........        43,823,926       1,155       11.22      37,943      8.700      298.69          718      91.6
2-4 Units....................        12,094,256         233        3.10      51,907      9.626      298.78          716      91.1
High-Rise Condominium........         3,824,909          93        0.98      41,128      9.134      298.85          724      92.4
                                 --------------  ----------- ------------
     Total...................    $  390,652,035      10,476      100.00%
                                 ==============  =========== ============




                                                      7



                         Gross Margins for the Group 1 Mortgage Loans

                                                                                                                           Weighted
                                                              Percent of              Weighted    Weighted     Weighted     Average
                                      Aggregate                Aggregate    Average    Average     Average      Average    Combined
                                      Principal   Number of    Principal    Current      Gross   Remaining       Credit    Loan-to-
                                        Balance    Mortgage      Balance  Principal   Mortgage        Term       Bureau       Value
Range of Gross Martins (%)          Outstanding       Loans  Outstanding    Balance       Rate     (months)  Risk Score       Ratio
-------------------------------- --------------  ----------- -----------  ---------  ---------  -----------  ----------   ---------
Less than 0.001..........        $   54,458,288       1,404       13.94%  $  38,788      5.923%     298.93          739      70.7%
0.001 - 0.250............            16,856,007         442        4.31      38,136      6.079      298.78          696      66.4
0.251 - 0.500............            43,179,577       1,126       11.05      38,348      6.630      298.73          725      75.6
0.501 - 0.750............            11,622,229         253        2.98      45,938      7.936      298.64          707      76.2
0.751 - 1.000............            24,704,541         582        6.32      42,448      8.093      298.52          721      87.9
1.001 - 1.250............            18,261,470         548        4.67      33,324      6.489      298.29          675      76.8
1.251 - 1.500............            10,811,475         276        2.77      39,172      8.320      298.51          720      91.7
1.501 - 1.750............             9,348,702         243        2.39      38,472      8.626      298.51          704      86.9
1.751 - 2.000............            29,919,414         936        7.66      31,965      7.866      298.71          730      90.5
2.001 - 2.250............            20,731,282         611        5.31      33,930      7.880      298.62          704      90.2
2.251 - 2.500............            38,933,585       1,092        9.97      35,653      8.473      298.63          729      94.6
2.501 - 2.750............            19,715,176         524        5.05      37,624      9.608      298.76          717      91.5
2.751 - 3.000............            15,441,755         504        3.95      30,638      8.942      298.68          678      90.4
3.001 - 3.250............             3,753,242         112        0.96      33,511      9.150      298.12          703      92.6
3.251 - 3.500............            41,134,555         985       10.53      41,761      9.744      298.70          709      97.9
3.501 - 3.750............             6,249,691         166        1.60      37,649     10.496      298.83          690      93.1
3.751 - 4.000............             3,069,913          77        0.79      39,869      9.700      298.60          676      93.1
4.001 - 4.250............             1,751,196          57        0.45      30,723     10.461      297.64          693      95.2
4.251 - 4.500............             7,263,912         166        1.86      43,759     11.897      298.56          682      96.7
4.501 - 4.750............             8,032,749         220        2.06      36,512      9.188      298.69          657      96.1
4.751 - 5.000............             1,722,610          43        0.44      40,061     11.419      297.84          674      96.2
5.001 - 5.250............               963,198          28        0.25      34,400     12.732      298.58          661      92.1
5.251 - 5.500............               495,573          23        0.13      21,547     10.861      299.06          656      93.7
5.501 - 5.750............             1,586,437          38        0.41      41,748     13.241      298.89          645      97.9
5.751 - 6.000............               182,521           7        0.05      26,074     10.468      298.67          641      95.3
6.001 - 6.250............               221,684           5        0.06      44,337     13.716      298.50          634      89.1
6.501 - 6.750............                47,339           3        0.01      15,780     12.531      297.01          633      93.2
6.751 - 7.000............               114,917           4        0.03      28,729     13.516      297.48          647      88.2
Greater than 10.000......                79,000           1        0.02      79,000     17.000      299.00          645     100.0
                                 --------------  -----------  -----------
     Total...............        $  390,652,035      10,476      100.00%
                                 ==============  ===========  ===========

         As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans in loan group 1 was approximately 1.808%.




                                              8

         The credit limit utilization rates in the following table are determined by dividing the principal balance as of the
Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.

                            Credit Limit Utilization Rates for the Group 1 Mortgage Loans

                                                                                                                           Weighted
                                                              Percent of              Weighted    Weighted     Weighted     Average
                                      Aggregate                Aggregate    Average    Average     Average      Average    Combined
                                      Principal   Number of    Principal    Current      Gross   Remaining       Credit    Loan-to-
   Range of Credit                      Balance    Mortgage      Balance  Principal   Mortgage        Term       Bureau       Value
Limit Utilization Rates (%)         Outstanding       Loans  Outstanding    Balance       Rate     (months)  Risk Score       Ratio
-------------------------------- --------------  ----------- -----------  ---------  ---------  -----------  ----------   ---------
0.01 - 10.00.................... $      837,846         209        0.21%  $   4,009      6.819%     298.26          735      70.6%
10.01 - 20.00...................      2,475,883         301        0.63       8,226      6.718      298.82          729      71.0
20.01 - 30.00...................      4,176,370         315        1.07      13,258      6.606      298.90          721      71.2
30.01 - 40.00...................      6,631,096         368        1.70      18,019      6.315      298.88          726      69.0
40.01 - 50.00...................     10,765,163         468        2.76      23,002      6.454      298.94          720      72.2
50.01 - 60.00...................     10,520,303         375        2.69      28,054      6.453      298.91          719      73.2
60.01 - 70.00...................     11,928,980         405        3.05      29,454      6.681      298.82          715      73.4
70.01 - 80.00...................     17,081,969         443        4.37      38,560      6.477      298.31          715      75.8
80.01 - 90.00...................     17,206,319         408        4.40      42,172      6.848      298.50          708      77.2
90.01 - 100.00..................    309,028,107       7,184       79.11      43,016      8.372      298.67          712      88.4
                                 --------------  ----------- ------------
     Total...................... $  390,652,035      10,476      100.00%
                                 ==============  =========== =============

         As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans in loan group 1 was approximately 83.92%.


                               Maximum Loan Rates for the Group 1 Mortgage Loans


                                                                                                                           Weighted
                                                              Percent of              Weighted    Weighted     Weighted     Average
                                      Aggregate                Aggregate    Average    Average     Average      Average    Combined
                                      Principal   Number of    Principal    Current      Gross   Remaining       Credit    Loan-to-
                                        Balance    Mortgage      Balance  Principal   Mortgage        Term       Bureau       Value
Maximum Loan Rates (%)              Outstanding       Loans  Outstanding    Balance       Rate     (months)  Risk Score       Ratio
-------------------------------- --------------  ----------- -----------  ---------  ---------  -----------  ----------   ---------
16.000.....................      $   20,079,142         537        5.14%  $  37,391      7.737%     298.83          712      84.1%
17.000.....................          33,022,411         917        8.45      36,011      8.470      298.64          711      86.9
18.000.....................         337,550,482       9,022       86.41      37,414      7.967      298.67          714      85.3
                                 --------------  ----------- -----------
     Total.................      $  390,652,035      10,476      100.00%
                                 ==============  =========== ============

              As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans in loan group 1 was approximately 17.813%.



                                                      9


                                 Credit Limits for the Group 1 Mortgage Loans

                                                                                                                           Weighted
                                                              Percent of              Weighted    Weighted     Weighted     Average
                                      Aggregate                Aggregate    Average    Average     Average      Average    Combined
                                      Principal   Number of    Principal    Current      Gross   Remaining       Credit    Loan-to-
                                        Balance    Mortgage      Balance  Principal   Mortgage        Term       Bureau       Value
  Range of Credit Limits ($)        Outstanding       Loans  Outstanding    Balance       Rate     (months)  Risk Score       Ratio
-------------------------------- --------------  ----------- -----------  ---------  ---------  -----------  ----------   ---------
       0.01 - 10,000.00........  $    1,102,702         142        0.28%  $   7,766      8.327%     298.61          708      85.9%
  10,000.01- 20,000.00.........      17,839,641       1,306        4.57      13,660      7.848      298.54          704      84.3
  20,000.01- 30,000.00.........      43,194,152       1,943       11.06      22,231      8.110      298.43          706      86.9
  30,000.01- 40,000.00.........      68,698,619       2,187       17.59      31,412      8.527      298.52          710      88.7
  40,000.01- 50,000.00.........      62,659,072       1,665       16.04      37,633      8.058      298.65          712      86.2
  50,000.01- 60,000.00.........      45,880,999         965       11.74      47,545      8.253      298.48          711      88.5
  60,000.01- 70,000.00.........      37,703,503         664        9.65      56,782      8.275      298.78          714      90.1
  70,000.01- 80,000.00.........      35,091,102         560        8.98      62,663      8.215      298.86          718      87.4
  80,000.01- 90,000.00.........      16,036,826         237        4.11      67,666      7.902      298.84          714      85.4
  90,000.01- 100,000.00........      30,875,984         499        7.90      61,876      6.725      299.00          720      72.6
 100,000.01- 125,000.00........       9,481,555         117        2.43      81,039      6.673      299.00          723      76.4
 125,000.01- 150,000.00........      11,428,033         112        2.93     102,036      7.105      298.99          721      73.9
 150,000.01- 175,000.00........       4,274,121          33        1.09     129,519      7.153      298.93          747      78.6
 175,000.01- 200,000.00........       5,959,728          44        1.53     135,448      7.312      298.96          738      73.8
 225,000.01- 250,000.00........         426,000           2        0.11     213,000      5.638      299.47          765      77.4
                                 --------------  ----------  ------------
     Total                       $  390,652,035      10,476      100.00%
                                 ==============  ==========  ============

                 As of the Cut-off Date, the average credit limit of the cut-off mortgage loans in loan group 1 was approximately
        $45,747.




                                                      10



                                 Lien Priority for the Group 1 Mortgage Loans


                                                                                                                           Weighted
                                                              Percent of              Weighted    Weighted     Weighted     Average
                                      Aggregate                Aggregate    Average    Average     Average      Average    Combined
                                      Principal   Number of    Principal    Current      Gross   Remaining       Credit    Loan-to-
                                        Balance    Mortgage      Balance  Principal   Mortgage        Term       Bureau       Value
         Lien Priority              Outstanding       Loans  Outstanding    Balance       Rate     (months)  Risk Score       Ratio
-------------------------------- --------------  ----------- -----------  ---------  ---------  -----------  ----------   ---------
Second Liens.................    $  390,652,035      10,476      100.00%  $  37,290      7.998%     298.67          713      85.4%
                                 --------------  ----------- -----------
     Total...................    $  390,652,035      10,476      100.00%
                                 ==============  =========== ===========


                                       Delinquency Status for the Group 1 Mortgage Loans


                                                                                                                           Weighted
                                                              Percent of              Weighted    Weighted     Weighted     Average
                                      Aggregate                Aggregate    Average    Average     Average      Average    Combined
                                      Principal   Number of    Principal    Current      Gross   Remaining       Credit    Loan-to-
                                        Balance    Mortgage      Balance  Principal   Mortgage        Term       Bureau       Value
    Delinquency Status              Outstanding       Loans  Outstanding    Balance       Rate     (months)  Risk Score       Ratio
-------------------------------- --------------  ----------- -----------  ---------  ---------  -----------  ----------   ---------
Current......................    $  390,652,035      10,476      100.00%  $  37,290      7.998%     298.67          713      85.4%
                                 --------------  ----------- -----------
     Total...................    $  390,652,035      10,476      100.00%
                                 ==============  =========== ===========


                                Origination Year for the Group 1 Mortgage Loans


                                                                                                                           Weighted
                                                              Percent of              Weighted    Weighted     Weighted     Average
                                      Aggregate                Aggregate    Average    Average     Average      Average    Combined
                                      Principal   Number of    Principal    Current      Gross   Remaining       Credit    Loan-to-
                                        Balance    Mortgage      Balance  Principal   Mortgage        Term       Bureau       Value
      Origination Year              Outstanding       Loans  Outstanding    Balance       Rate     (months)  Risk Score       Ratio
-------------------------------- --------------  ----------- -----------  ---------  ---------  -----------  ----------   ---------
2000..........................   $       25,133           1        0.01%  $  25,133     12.000%     235.00          678     100.0%
2003..........................           51,018           2        0.01      25,509      7.875      272.53          767      73.8
2004..........................          205,246           6        0.05      34,208     11.156      282.06          716      97.0
2005..........................       18,422,722         541        4.72      34,053      9.550      295.90          711      91.8
2006..........................      371,947,915       9,926       95.21      37,472      7.919      298.83          713      85.1
                                 --------------  ----------- -----------
     Total....................   $  390,652,035      10,476      100.00%
                                 ==============  =========== ============




                                                              11




                                         Loan Group 2

                       Principal Balances for the Group 2 Mortgage Loans


                                                                                                                           Weighted
                                                              Percent of              Weighted    Weighted     Weighted     Average
                                      Aggregate                Aggregate    Average    Average     Average      Average    Combined
                                      Principal   Number of    Principal    Current      Gross   Remaining       Credit    Loan-to-
   Range of Principal                   Balance    Mortgage      Balance  Principal   Mortgage        Term       Bureau       Value
      Balances ($)                  Outstanding       Loans  Outstanding    Balance       Rate     (months)  Risk Score       Ratio
-------------------------------- --------------  ----------- -----------  ---------  ---------  -----------  ----------   ---------
       0.01 -      10,000.00     $    6,221,158       1,013        0.51%  $   6,141      8.172%     295.86          717      79.8%
  10,000.01 -      20,000.00.        23,411,193       1,483        1.91      15,786      8.558      297.38          713      81.4
  20,000.01 -      30,000.00.        45,539,285       1,775        3.71      25,656      8.737      297.51          712      83.3
  30,000.01 -      40,000.00.        54,476,427       1,524        4.44      35,746      8.817      297.77          710      84.7
  40,000.01 -      50,000.00.        88,356,312       1,900        7.20      46,503      8.851      297.59          709      84.9
  50,000.01 -      60,000.00.        86,499,819       1,556        7.05      55,591      8.947      298.04          712      86.3
  60,000.01 -      70,000.00.        84,122,898       1,288        6.86      65,313      9.170      297.99          710      87.6
  70,000.01 -      80,000.00.        74,018,777         984        6.03      75,222      8.995      297.70          713      87.2
  80,000.01 -      90,000.00.        58,846,802         688        4.80      85,533      8.983      298.33          716      89.5
  90,000.01 -    100,000.00..        79,976,399         826        6.52      96,824      8.783      298.11          710      84.4
100,000.01 -    125,000.00...       103,803,538         921        8.46     112,707      9.103      298.38          715      89.2
125,000.01 -    150,000.00...        94,686,787         678        7.72     139,656      9.017      298.20          710      85.9
150,000.01 -    175,000.00...        56,193,427         345        4.58     162,879      8.880      298.35          716      86.9
175,000.01 -    200,000.00...        77,539,680         404        6.32     191,930      8.898      298.52          712      84.5
200,000.01 -    225,000.00...        20,341,013          95        1.66     214,116      8.471      297.94          709      86.0
225,000.01 -    250,000.00...        32,131,559         133        2.62     241,591      8.181      298.65          719      82.3
250,000.01 -    275,000.00...        16,559,286          63        1.35     262,846      8.664      298.54          714      84.4
275,000.01 -    300,000.00...        21,979,338          75        1.79     293,058      8.611      298.72          707      82.3
300,000.01 -    325,000.00...        11,861,505          38        0.97     312,145      8.656      298.85          723      85.1
325,000.01 -    350,000.00...        12,984,172          38        1.06     341,689      8.816      298.71          721      84.0
350,000.01 -    375,000.00...         9,812,558          27        0.80     363,428      8.702      297.40          712      82.7
375,000.01 -    400,000.00...        11,839,812          30        0.96     394,660      8.894      299.14          718      79.1
400,000.01 -    425,000.00...         6,573,531          16        0.54     410,846      8.873      298.51          727      78.7
425,000.01 -    450,000.00...        10,986,893          25        0.90     439,476      8.482      298.80          717      82.6
450,000.01 -    475,000.00...         5,576,241          12        0.45     464,687      8.140      298.92          717      84.6
475,000.01 -    500,000.00...        26,815,088          54        2.19     496,576      8.180      299.08          709      78.6
500,000.01 -    525,000.00...         6,164,587          12        0.50     513,716      9.021      298.92          707      80.1
525,000.01 -    550,000.00...         6,453,533          12        0.53     537,794      8.532      299.25          712      84.8
550,000.01 -    575,000.00...         5,022,774           9        0.41     558,086      9.428      299.45          726      82.8
575,000.01 -    600,000.00...         8,927,205          15        0.73     595,147      7.553      299.20          738      72.7
600,000.01 -    625,000.00...         3,071,270           5        0.25     614,254      9.224      299.40          710      88.3
625,000.01 -    650,000.00...         5,139,070           8        0.42     642,384      7.322      298.75          719      82.3
650,000.01 -    675,000.00...         4,020,420           6        0.33     670,070      9.062      298.67          709      83.7
675,000.01 -    700,000.00...         5,559,750           8        0.45     694,969      9.719      299.50          706      83.2
700,000.01 -    725,000.00...         3,534,004           5        0.29     706,801      8.153      299.20          745      86.0
725,000.01 -    750,000.00...         6,000,000           8        0.49     750,000      8.172      299.00          705      72.9
750,000.01 -    775,000.00...         1,532,500           2        0.12     766,250      8.442      299.50          683      87.4
775,000.01 -    800,000.00...         3,976,880           5        0.32     795,376      8.055      299.40          747      77.2
800,000.01 -    825,000.00...         1,629,100           2        0.13     814,550      9.197      299.01          708      84.4
825,000.01 -    850,000.00...         2,549,900           3        0.21     849,967      8.500      298.67          741      73.2
850,000.01 -    875,000.00...         2,583,340           3        0.21     861,113      8.374      295.66          716      90.0
875,000.01 -    900,000.00...         1,780,000           2        0.15     890,000      9.115      299.00          689      89.4
925,000.01 -    950,000.00...         5,646,961           6        0.46     941,160      8.490      299.34          728      72.2
950,000.01 -    975,000.00...           955,000           1        0.08     955,000      7.500      298.00          690      64.8
975,000.01 - 1,000,000.00....         7,979,999           8        0.65     997,500      8.402      299.37          716      67.1
Greater than 1,000,000.00....        23,407,493          16        1.91   1,462,968      7.668      297.10          715      73.4
                                 --------------   ----------   ---------
     Total...................    $1,227,087,285      16,127      100.00%
                                 ==============   ==========   =========

                 As of the Cut-off Date, the average principal balance of the cut-off mortgage loans in loan group 2 was approximately $76,809.



                                                      12

                                 Loan Programs for the Group 2 Mortgage Loans


                                                                                                                           Weighted
                                                              Percent of              Weighted    Weighted     Weighted     Average
                                      Aggregate                Aggregate    Average    Average     Average      Average    Combined
                                      Principal   Number of    Principal    Current      Gross   Remaining       Credit    Loan-to-
                                        Balance    Mortgage      Balance  Principal   Mortgage        Term       Bureau       Value
Description of Loan Programs        Outstanding       Loans  Outstanding    Balance       Rate     (months)  Risk Score       Ratio
-------------------------------- --------------  ----------- -----------  ---------  ---------  -----------  ----------   ---------
5 Year Draw, 10 Year Repay.....  $      115,064           3        0.01%  $  38,355     11.117%     115.86          607      87.3%
10 Year Draw, 0 Year Repay.....          47,746           1        (1)       47,746      8.950      116.00          697      90.0
10 Year Draw, 15 Year Repay(2).   1,224,044,817      16,071       99.75      76,165      8.813      298.27          713      84.9
10 Year Draw, 20 Year Repay....       1,076,157          25        0.09      43,046      8.160      356.11          716      89.7
15 Year Draw, 0 Year Repay.....       1,223,502          25        0.10      48,940      9.431      175.07          705      90.5
15 Year Draw, 10 Year Repay....         580,000           2        0.05     290,000      8.112      298.72          702      76.5
                                 --------------   ---------  ------------
     Total...................    $1,227,087,285      16,127      100.00%
                                 ==============   =========  ============
        --------------
        (1) Less than 0.01%
        (2) Assumes that the draw period for the cut-off mortgage loans with ten year draw periods and fifteen year repayment periods will be extended for an additional five years.


                                         Loan Rates for the Group 2 Mortgage Loans


                                                                                                                           Weighted
                                                              Percent of              Weighted    Weighted     Weighted     Average
                                      Aggregate                Aggregate    Average    Average     Average      Average    Combined
                                      Principal   Number of    Principal    Current      Gross   Remaining       Credit    Loan-to-
                                        Balance    Mortgage      Balance  Principal   Mortgage        Term       Bureau       Value
Range of Loans Rates (%)            Outstanding       Loans  Outstanding    Balance       Rate     (months)  Risk Score       Ratio
-------------------------------- --------------  ----------- -----------  ---------  ---------  -----------  ----------   ---------
 3.501 -  4.000..............    $   84,722,569       1,454        6.90%  $  58,269      3.990%     299.29          710      78.5%
 5.001 -  5.500..............            23,610           1        (1)       23,610      5.500      294.00          713      90.0
 5.501 -  6.000..............        17,891,441         312        1.46      57,344      5.982      297.15          704      89.1
 6.001 -  6.500..............        33,540,921         479        2.73      70,023      6.359      298.60          709      84.5
 6.501 -  7.000..............         5,959,537          31        0.49     192,243      6.977      298.39          725      75.9
 7.001 -  7.500..............       165,825,783       1,674       13.51      99,060      7.466      298.48          729      81.8
 7.501 -  8.000..............        98,503,945       1,170        8.03      84,191      7.894      297.81          723      76.3
 8.001 -  8.500..............       140,875,106       1,653       11.48      85,224      8.371      298.22          718      81.5
 8.501 -  9.000..............       112,420,926       1,369        9.16      82,119      8.832      297.74          717      85.0
 9.001 -  9.500..............       127,583,451       1,618       10.40      78,853      9.333      297.53          709      86.1
 9.501 - 10.000..............       117,438,359       1,682        9.57      69,821      9.839      298.01          713      88.1
10.001 - 10.500..............       118,949,013       1,767        9.69      67,317     10.300      298.37          708      88.2
10.501 - 11.000..............        76,073,237       1,040        6.20      73,147     10.848      298.35          704      90.9
11.001 - 11.500..............        43,462,334         666        3.54      65,259     11.295      297.84          687      90.5
11.501 - 12.000..............        36,087,955         549        2.94      65,734     11.855      298.49          702      93.0
12.001 - 12.500..............        20,096,809         309        1.64      65,038     12.302      297.72          699      93.1
12.501 - 13.000..............        15,392,353         204        1.25      75,453     12.769      298.42          685      93.3
Greater than 13.000..........        12,239,937         149        1.00      82,147     13.653      298.74          668      93.5
                                ----------------  ----------  ----------
     Total...................    $1,227,087,285      16,127      100.00%
                                ================  =========== ==========
--------------
(1) Less than 0.01%

         As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans in loan group 2 was approximately 8.813%.



                                                      13

                                 Months Remaining to Scheduled Maturity for the Group 2 Mortgage Loans


                                                                                                                           Weighted
                                                              Percent of              Weighted    Weighted     Weighted     Average
                                      Aggregate                Aggregate    Average    Average     Average      Average    Combined
                                      Principal   Number of    Principal    Current      Gross   Remaining       Credit    Loan-to-
Range of Months Remaining to            Balance    Mortgage      Balance  Principal   Mortgage        Term       Bureau       Value
  Scheduled Maturity (mos)          Outstanding       Loans  Outstanding    Balance       Rate     (months)  Risk Score       Ratio
-------------------------------- --------------  ----------- -----------  ---------  ---------  -----------  ----------   ---------
 97 - 108....................    $       85,471           2        0.01%  $  42,736     12.370%     103.00          557      86.4%
109 - 120....................            47,746           1        (1)       47,746      8.950      116.00          697      90.0
145 - 156....................            29,593           1        (1)       29,593      7.500      153.00          752      90.0
169 - 180....................         1,223,502          25        0.10      48,940      9.431      175.07          705      90.5
193 - 204....................             4,501           1        (1)        4,501     10.125      201.00          813      80.0
217 - 228....................           144,262           7        0.01      20,609      7.935      221.66          759      46.3
229 - 240....................           540,981          18        0.04      30,055      8.442      234.76          708      77.0
241 - 252....................            73,736           3        0.01      24,579      7.572      243.40          743      92.8
253 - 264....................           793,337          15        0.06      52,889      7.862      260.97          751      87.9
265 - 276....................         1,607,155          67        0.13      23,987      8.465      270.01          738      78.3
277 - 288....................         5,252,302         137        0.43      38,338      8.573      284.36          716      80.0
289 - 300....................     1,216,208,543      15,825       99.11      76,854      8.815      298.43          713      84.9
349 - 360....................         1,076,157          25        0.09      43,046      8.160      356.11          716      89.7
                                ---------------  ----------- ------------
     Total...................    $1,227,087,285      16,127      100.00%
                                ===============  =========== ============

        --------------
        (1) Less than 0.01%

                 As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans in loan group 2 was approximately 298.

                 The above table assumes that the draw period for the mortgage loans with ten year draw periods and fifteen year repayment periods will be extended for an additional five years.


                                 Combined Loan-to-Value Ratios for the Group 2 Mortgage Loans

                                                                                                                           Weighted
                                                              Percent of              Weighted    Weighted     Weighted     Average
                                      Aggregate                Aggregate    Average    Average     Average      Average    Combined
                                      Principal   Number of    Principal    Current      Gross   Remaining       Credit    Loan-to-
Range of Combined Loan-to-              Balance    Mortgage      Balance  Principal   Mortgage        Term       Bureau       Value
     Value Ratio (%)                Outstanding       Loans  Outstanding    Balance       Rate     (months)  Risk Score       Ratio
-------------------------------- --------------  ----------- -----------  ---------  ---------  -----------  ----------   ---------
 0.01 -  10.00..............     $       50,050           3         (1)   $  16,683      9.806%     298.39          747       7.4%
10.01 -  20.00..............            388,323          11        0.03%     35,302      8.347      290.15          726      17.2
20.01 -  30.00..............          2,268,707          47        0.18      48,270      7.893      298.34          731      26.0
30.01 -  40.00..............          6,925,388         113        0.56      61,287      7.872      295.89          722      35.6
40.01 -  50.00..............         13,983,277         208        1.14      67,227      7.380      298.41          724      45.8
50.01 -  60.00..............         41,691,885         479        3.40      87,039      7.559      298.29          716      55.8
60.01 -  70.00..............        106,605,973       1,265        8.69      84,273      7.632      298.25          710      66.9
70.01 -  80.00..............        224,157,180       2,779       18.27      80,661      8.129      298.35          707      77.5
80.01 -  90.00..............        524,948,649       7,464       42.78      70,331      9.187      298.30          711      88.5
90.01 - 100.00...............       306,067,854       3,758       24.94      81,444      9.348      297.83          719      97.6
                                 --------------  ----------- ------------
     Total...................    $1,227,087,285      16,127      100.00%
                                 ==============  =========== ============
        --------------
        (1) Less than 0.01%

                 As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans in loan group 2 was approximately 84.86%.


     The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

            Geographic Distribution for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                            Percent of               Weighted   Weighted   Weighted    Average
                                   Aggregate                 Aggregate     Average    Average    Average    Average    Combined
                                   Principal     Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                    Balance       Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
             State                Outstanding      Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  --------------  ---------  -----------   ---------  --------   ---------  ----------  --------
Alabama .......................  $    3,096,833         85         0.25%  $  36,433     9.192%     297.70         718      87.6%
Alaska ........................         992,013         20         0.08      49,601     9.150      298.11         702      82.5
Arizona .......................      51,544,813        821         4.20      62,783     8.762      297.82         716      85.4
Arkansas ......................          72,300          1         0.01      72,300    11.000      300.00         785      95.0
California ....................     658,418,707      6,715        53.66      98,052     8.864      298.31         712      84.7
Colorado ......................      20,462,032        311         1.67      65,794     8.249      298.24         721      86.4
Connecticut ...................      13,412,495        141         1.09      95,124     8.474      298.18         704      80.0
Delaware ......................       1,707,196         35         0.14      48,777     8.465      299.77         708      83.3
District of Columbia ..........       1,750,176         31         0.14      56,457     8.851      298.21         723      89.0
Florida .......................      96,583,763      1,598         7.87      60,440     9.167      298.24         709      83.6
Georgia .......................      11,150,421        196         0.91      56,890     7.944      297.70         707      89.9
Hawaii ........................      13,798,572        155         1.12      89,023     9.059      297.94         714      75.9
Idaho .........................       5,613,634        118         0.46      47,573     9.181      298.37         712      83.2
Illinois ......................      28,923,027        474         2.36      61,019     8.522      298.13         712      86.9
Indiana .......................       3,846,706         81         0.31      47,490     8.596      298.50         701      85.6
Iowa ..........................         778,089         20         0.06      38,904     7.893      296.57         724      86.2
Kansas ........................       2,193,740         54         0.18      40,625     8.729      296.94         724      91.3
Kentucky ......................       3,011,727         61         0.25      49,373     8.536      297.95         716      88.1
Louisiana .....................       1,011,409         24         0.08      42,142     9.051      297.12         725      92.4
Maine .........................         942,623         26         0.08      36,255     8.919      297.73         686      81.2
Maryland ......................      22,981,853        364         1.87      63,137     8.291      297.37         714      84.1
Massachusetts .................      19,344,164        256         1.58      75,563     8.328      298.45         716      84.3
Michigan ......................       7,307,359        183         0.60      39,931     8.619      294.24         714      87.7
Minnesota .....................       8,602,753        144         0.70      59,741     8.525      298.12         727      86.9
Mississippi ...................         330,568         16         0.03      20,660     8.966      297.67         680      92.9
Missouri ......................       4,193,254        120         0.34      34,944     7.827      298.06         717      88.1
Montana .......................       1,514,042         29         0.12      52,208     8.750      298.32         685      81.9
Nebraska ......................         756,410         12         0.06      63,034     7.724      304.52         689      93.2
Nevada ........................      34,371,067        549         2.80      62,607     9.579      297.57         712      87.8
New Hampshire .................       2,319,792         53         0.19      43,770     8.206      297.80         716      87.3
New Jersey ....................      29,996,872        443         2.44      67,713     8.617      298.09         713      81.9
New Mexico ....................       2,151,866         52         0.18      41,382     8.222      298.25         733      87.9
New York ......................      38,051,684        457         3.10      83,264     8.762      298.33         713      81.4
North Carolina ................       8,753,863        170         0.71      51,493     8.922      298.51         714      88.6
North Dakota ..................          43,000          2           (1)     21,500     3.990      299.37         751      89.1
Ohio ..........................       4,904,558        131         0.40      37,439     8.254      298.52         709      90.2
Oklahoma ......................       1,841,133         62         0.15      29,696     8.117      298.36         710      87.9
Oregon ........................      11,272,925        205         0.92      54,990     8.645      298.37         721      87.9
Pennsylvania ..................      11,781,277        243         0.96      48,483     8.881      297.72         705      84.8
Rhode Island ..................       2,032,070         36         0.17      56,446     8.997      298.16         730      88.3
South Carolina ................       5,374,159        136         0.44      39,516     8.840      299.32         722      86.8
South Dakota ..................         218,141          5         0.02      43,628    10.420      298.34         686      94.4
Tennessee .....................       2,986,321         63         0.24      47,402     7.884      298.21         740      93.5
Texas .........................       1,370,522         37         0.11      37,041     7.267      298.98         710      83.3
Utah ..........................      12,848,790        231         1.05      55,622     8.769      297.64         720      86.6
Vermont .......................         460,822         14         0.04      32,916     7.268      298.30         689      84.5
Virginia ......................      33,749,512        505         2.75      66,831     8.682      297.68         715      85.8
Washington ....................      31,385,176        482         2.56      65,114     8.605      298.17         718      86.8
West Virginia .................         689,286         18         0.06      38,294     6.957      299.10         725      80.3
Wisconsin .....................       5,458,935        126         0.44      43,325     8.956      298.74         719      84.8
Wyoming .......................         684,836         16         0.06      42,802     9.115      297.33         751      94.7
                                 --------------  ---------  -----------
     Total ....................  $1,227,087,285     16,127       100.00%
                                 ==============  =========  ===========

--------------

(1) Less than 0.01%

      Credit Scores for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                            Percent of               Weighted   Weighted   Weighted    Average
                                   Aggregate                 Aggregate     Average    Average    Average    Average    Combined
                                   Principal     Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                    Balance       Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
    Range of Credit Scores        Outstanding      Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  --------------  ---------  -----------   ---------  --------   ---------  ----------  --------
821 - 840 .....................  $       39,984          2           (1)  $  19,992     8.612%     298.36         823      78.9%
801 - 820 .....................      15,055,556        238         1.23%     63,259     8.177      298.42         807      82.3
781 - 800 .....................      57,357,308        824         4.67      69,608     8.330      297.90         789      84.0
761 - 780 .....................     119,503,615      1,584         9.74      75,444     8.373      298.12         770      85.3
741 - 760 .....................     154,962,871      1,971        12.63      78,621     8.597      298.37         750      85.8
721 - 740 .....................     181,158,470      2,208        14.76      82,046     8.684      298.18         730      85.7
701 - 720 .....................     208,789,899      2,590        17.02      80,614     8.822      298.04         710      85.6
681 - 700 .....................     179,729,096      2,457        14.65      73,150     8.997      298.11         691      85.2
661 - 680 .....................     174,497,913      2,271        14.22      76,837     9.137      298.28         670      84.0
641 - 660 .....................      82,617,440      1,194         6.73      69,194     9.162      298.46         651      83.1
621 - 640 .....................      50,799,386        740         4.14      68,648     9.332      298.28         631      81.4
601 - 620 .....................       2,068,022         38         0.17      54,422     8.666      294.06         619      80.0
581 - 600 .....................          88,760          2         0.01      44,380     4.703      295.42         587      73.4
561 - 580 .....................          18,586          1           (1)     18,586    11.375      288.00         577      69.9
Greater than or equal to 560  .         400,380          7         0.03      57,197    10.234      264.18         537      86.2
                                 --------------  ---------  -----------
     Total ....................  $1,227,087,285     16,127       100.00%
                                 ==============  =========  ===========

--------------
(1) Less than 0.01%

     As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans in loan group 2 was approximately 713.

                 Property Type for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                            Percent of               Weighted   Weighted   Weighted    Average
                                   Aggregate                 Aggregate     Average    Average    Average    Average    Combined
                                   Principal     Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                    Balance       Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
         Property Type            Outstanding      Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  --------------  ---------  -----------   ---------  --------   ---------  ----------  --------
Single Family Residence .......  $  778,485,487     10,132        63.44%  $  76,834     8.678%     298.17         711      83.9%
Planned Unit Development (PUD)      275,587,959      3,299        22.46      83,537     8.827      298.11         717      86.4
Low-Rise Condominium ..........     109,660,800      1,927         8.94      56,908     9.239      298.13         715      88.0
2-4 Units .....................      44,694,654        555         3.64      80,531     9.752      298.44         710      84.7
High-Rise Condominium .........      18,644,501        213         1.52      87,533     9.447      298.69         711      85.8
Manufactured Housing (2) ......          13,883          1           (1)     13,883     8.750      235.00         626      70.7
                                 --------------  ---------  -----------
     Total ....................  $1,227,087,285     16,127       100.00%
                                 ==============  =========  ===========

--------------
(1) Less than 0.01%
(2) Treated as real property.

                 Gross Margins for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                            Percent of               Weighted   Weighted   Weighted    Average
                                   Aggregate                 Aggregate     Average    Average    Average    Average    Combined
                                   Principal     Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                    Balance       Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
Range of Gross Margins (%)        Outstanding      Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  --------------  ---------  -----------   ---------  --------   ---------  ----------  --------
Less than or equal to 0.000 ...  $  159,284,816      1,564        12.98%  $ 101,845     6.955%     298.38         731      78.2%
0.001 - 0.250 .................      40,247,967        467         3.28      86,184     7.093      298.09         720      77.0
0.251 - 0.500 .................      91,335,850      1,290         7.44      70,803     7.120      298.13         722      76.3
0.501 - 0.750 .................      58,897,780        687         4.80      85,732     7.822      298.22         719      79.9
0.751 - 1.000 .................     108,247,733      1,241         8.82      87,226     8.073      298.36         716      82.4
1.001 - 1.250 .................      65,975,799        863         5.38      76,449     8.050      298.04         708      80.7
1.251 - 1.500 .................      65,885,635        822         5.37      80,153     8.619      297.75         720      88.2
1.501 - 1.750 .................      64,786,315        858         5.28      75,509     8.984      297.85         705      84.2
1.751 - 2.000 .................      79,879,773      1,122         6.51      71,194     8.860      297.57         715      88.1
2.001 - 2.250 .................      64,329,237        918         5.24      70,075     8.952      298.19         716      87.3
2.251 - 2.500 .................      77,517,487      1,156         6.32      67,057     9.439      298.21         714      89.5
2.501 - 2.750 .................      71,387,151      1,058         5.82      67,474    10.034      298.37         710      87.8
2.751 - 3.000 .................      58,605,685        871         4.78      67,286     9.738      298.49         703      89.3
3.001 - 3.250 .................      33,620,249        417         2.74      80,624    10.334      298.35         708      89.8
3.251 - 3.500 .................      50,077,405        752         4.08      66,592    10.396      298.41         698      92.1
3.501 - 3.750 .................      27,983,426        405         2.28      69,095    10.802      297.87         689      91.1
3.751 - 4.000 .................      19,741,709        315         1.61      62,672    10.818      297.98         685      90.6
4.001 - 4.250 .................      13,321,871        249         1.09      53,501    11.258      298.50         702      92.3
4.251 - 4.500 .................      24,752,868        334         2.02      74,110    11.700      298.44         699      93.3
4.501 - 4.750 .................      12,862,305        229         1.05      56,167    11.409      297.88         693      93.5
4.751 - 5.000 .................       8,716,083        113         0.71      77,133    12.224      297.68         697      92.9
5.001 - 5.250 .................      12,371,970        171         1.01      72,351    12.014      298.71         686      94.3
5.251 - 5.500 .................       4,671,216         65         0.38      71,865    12.769      297.74         674      91.6
5.501 - 5.750 .................       4,604,798         68         0.38      67,718    12.908      298.45         668      93.5
5.751 - 6.000 .................       2,153,917         27         0.18      79,775    12.869      298.76         683      91.3
6.001 - 6.250 .................       3,186,349         26         0.26     122,552    13.680      299.14         668      94.6
6.251 - 6.500 .................         867,269         14         0.07      61,948    12.607      298.82         656      93.4
6.501 - 6.750 .................          25,389          2           (1)     12,694    14.209      295.63         628      89.6
6.751 - 7.000 .................       1,121,737         14         0.09      80,124    14.290      298.31         648      93.3
7.251 - 7.500 .................         459,314          6         0.04      76,552    14.993      298.93         659      95.0
7.501 - 7.750 .................          29,000          1           (1)     29,000    15.250      298.00         663     100.0
8.001 - 8.250 .................         102,000          1         0.01     102,000    15.750      298.00         634      95.0
8.501 - 8.750 .................          37,185          1           (1)     37,185    16.125      300.00         641      94.8
                                 --------------  ---------  -----------
     Total ....................  $1,227,087,285     16,127       100.00%
                                 ==============  =========  ===========

--------------
(1) Less than 0.01%

     As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans in loan group 2 was approximately 1.815%.

     The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.

         Credit Limit Utilization Rates for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                            Percent of               Weighted   Weighted   Weighted    Average
                                   Aggregate                 Aggregate     Average    Average    Average    Average    Combined
                                   Principal     Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
        Range of Credit             Balance       Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
  Limit Utilization Rates (%)     Outstanding      Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  --------------  ---------  -----------   ---------  --------   ---------  ----------  --------
 0.01 -  10.00 ................  $    3,089,843        497         0.25%  $   6,217     8.086%     297.37         726      76.2%
10.01 -  20.00 ................       8,576,444        449         0.70      19,101     7.713      297.31         726      76.0
20.01 -  30.00 ................      12,828,934        460         1.05      27,889     7.864      298.25         720      75.6
30.01 -  40.00 ................      16,982,763        456         1.38      37,243     7.853      297.96         722      75.8
40.01 -  50.00 ................      25,937,644        531         2.11      48,847     7.872      297.68         719      75.6
50.01 -  60.00 ................      27,346,207        475         2.23      57,571     7.958      297.87         717      77.4
60.01 -  70.00 ................      33,638,735        451         2.74      74,587     7.722      297.68         714      76.8
70.01 -  80.00 ................      34,513,260        439         2.81      78,618     7.971      297.87         712      79.9
80.01 -  90.00 ................      36,483,009        411         2.97      88,766     8.013      297.03         714      77.9
90.01 - 100.00 ................   1,027,690,446     11,958        83.75      85,942     8.991      298.27         712      86.3
                                 --------------  ---------  -----------
     Total ....................  $1,227,087,285     16,127       100.00%
                                 ==============  =========  ===========

     As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans in loan group 2 was approximately 85.42%.


               Maximum Loan Rates for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                            Percent of               Weighted   Weighted   Weighted    Average
                                   Aggregate                 Aggregate     Average    Average    Average    Average    Combined
                                   Principal     Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                    Balance       Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
     Maximum Loan Rates (%)       Outstanding      Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  --------------  ---------  -----------   ---------  --------   ---------  ----------  --------
13.500 ........................  $       12,158          1           (1)  $  12,158    11.000%     236.00         727      91.5%
16.000 ........................      46,537,944        616         3.79%     75,549     8.792      298.52         713      82.8
17.000 ........................      97,690,656      1,632         7.96      59,859     9.138      298.22         709      83.6
18.000 ........................   1,082,812,048     13,877        88.24      78,029     8.784      298.16         713      85.1
24.000 ........................          34,478          1           (1)     34,478     9.500      171.00         682      97.0
                                 --------------  ---------  -----------
     Total ....................  $1,227,087,285     16,127       100.00%
                                 ==============  =========  ===========

--------------
(1) Less than 0.01%


     As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans in loan group 2 was approximately 17.845%.

                 Credit Limits for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                            Percent of               Weighted   Weighted   Weighted    Average
                                   Aggregate                 Aggregate     Average    Average    Average    Average    Combined
                                   Principal     Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                    Balance       Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
  Range of Credit Limits ($)      Outstanding      Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  --------------  ---------  -----------   ---------  --------   ---------  ----------  --------
      0.01 -    10,000.00 .....  $    1,093,000        134         0.09%  $   8,157     9.618%     297.10         713      85.5%
 10,000.01 -    20,000.00 .....      13,993,829      1,004         1.14      13,938     9.178      296.91         712      85.2
 20,000.01 -    30,000.00 .....      33,835,666      1,464         2.76      23,112     9.014      297.45         710      85.9
 30,000.01 -    40,000.00 .....      44,285,135      1,387         3.61      31,929     9.051      297.59         710      86.3
 40,000.01 -    50,000.00 .....      81,110,058      2,020         6.61      40,153     8.925      297.52         709      85.4
 50,000.01 -    60,000.00 .....      80,231,236      1,588         6.54      50,523     9.061      298.00         710      87.0
 60,000.01 -    70,000.00 .....      79,725,259      1,348         6.50      59,143     9.221      298.27         710      88.3
 70,000.01 -    80,000.00 .....      75,690,428      1,169         6.17      64,748     8.969      297.75         713      87.0
 80,000.01 -    90,000.00 .....      57,925,056        769         4.72      75,325     9.005      298.24         715      90.5
 90,000.01 -   100,000.00 .....      92,155,295      1,258         7.51      73,255     8.595      298.00         709      82.8
100,000.01 -   125,000.00 .....     100,814,921      1,018         8.22      99,032     9.108      298.20         715      89.4
125,000.01 -   150,000.00 .....     102,138,706        913         8.32     111,872     8.935      298.13         710      85.4
150,000.01 -   175,000.00 .....      53,801,528        396         4.38     135,862     8.944      298.38         715      87.0
175,000.01 -   200,000.00 .....      92,424,742        651         7.53     141,973     8.813      298.45         713      83.1
200,000.01 -   225,000.00 .....      19,323,694        109         1.57     177,282     8.421      298.50         712      86.7
225,000.01 -   250,000.00 .....      36,939,242        202         3.01     182,868     8.084      298.65         720      82.8
250,000.01 -   275,000.00 .....      13,014,187         56         1.06     232,396     9.048      298.66         714      86.9
275,000.01 -   300,000.00 .....      27,257,519        119         2.22     229,055     8.287      298.49         705      80.5
300,000.01 -   325,000.00 .....      11,151,837         47         0.91     237,273     8.718      298.97         725      85.8
325,000.01 -   350,000.00 .....      14,145,594         52         1.15     272,031     8.816      298.81         721      84.0
350,000.01 -   375,000.00 .....       9,365,268         31         0.76     302,105     9.100      297.40         713      86.9
375,000.01 -   400,000.00 .....      13,205,060         44         1.08     300,115     8.839      299.06         717      78.6
400,000.01 -   425,000.00 .....       6,237,697         19         0.51     328,300     9.234      298.58         722      82.1
425,000.01 -   450,000.00 .....      10,737,357         30         0.88     357,912     8.527      298.51         716      83.0
450,000.01 -   475,000.00 .....       6,507,772         21         0.53     309,894     8.379      298.92         722      84.2
475,000.01 -   500,000.00 .....      32,373,850         91         2.64     355,757     7.983      298.91         712      74.7
500,000.01 -   525,000.00 .....       5,471,275         12         0.45     455,940     8.969      296.70         715      82.2
525,000.01 -   550,000.00 .....       6,944,418         15         0.57     462,961     8.650      299.40         710      84.3
550,000.01 -   575,000.00 .....       5,315,452         12         0.43     442,954     9.457      299.21         736      84.2
575,000.01 -   600,000.00 .....       7,031,675         14         0.57     502,262     7.945      299.19         742      72.8
600,000.01 -   625,000.00 .....       3,743,975          7         0.31     534,854     8.857      299.21         705      87.8
625,000.01 -   650,000.00 .....       5,584,556         13         0.46     429,581     7.178      298.46         716      84.9
650,000.01 -   675,000.00 .....       3,173,420          5         0.26     634,684     9.134      298.74         707      87.4
675,000.01 -   700,000.00 .....       5,809,750          9         0.47     645,528     9.656      299.48         709      83.1
700,000.01 -   725,000.00 .....       3,539,004          6         0.29     589,834     8.147      299.20         745      85.9
725,000.01 -   750,000.00 .....       8,696,952         15         0.71     579,797     8.172      298.50         708      77.5
750,000.01 -   775,000.00 .....       2,175,200          4         0.18     543,800     7.131      299.64         690      83.7
775,000.01 -   800,000.00 .....       3,942,221          6         0.32     657,037     8.037      299.40         753      82.4
800,000.01 -   825,000.00 .....       1,629,100          2         0.13     814,550     9.197      299.01         708      84.4
825,000.01 -   850,000.00 .....       2,773,629          6         0.23     462,271     8.485      298.71         737      72.7
850,000.01 -   875,000.00 .....       1,720,729          2         0.14     860,365     8.373      299.50         727      95.0
875,000.01 -   900,000.00 .....       2,760,006          5         0.22     552,001     8.687      299.05         706      87.2
900,000.01 -   925,000.00 .....         962,611          2         0.08     481,306     7.919      289.25         699      80.0
925,000.01 -   950,000.00 .....       4,083,367          6         0.33     680,561     9.426      299.35         710      80.0
950,000.01 -   975,000.00 .....       1,455,000          2         0.12     727,500     7.930      298.34         708      66.6
975,000.01 - 1,000,000.00 .....      12,005,896         18         0.98     666,994     8.006      299.25         716      65.1
Greater than 1,000,000.00 .....      28,785,115         26         2.35   1,107,120     7.702      297.50         720      73.4
                                 --------------  ---------  -----------
     Total ....................  $1,227,087,285     16,127       100.00%
                                 ==============  =========  ===========

     As of the Cut-off Date, the average credit limit of the cut-off mortgage loans in loan group 2 was approximately $93,119.

                 Lien Priority for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                            Percent of               Weighted   Weighted   Weighted    Average
                                   Aggregate                 Aggregate     Average    Average    Average    Average    Combined
                                   Principal     Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                    Balance       Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
         Lien Priority            Outstanding      Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  --------------  ---------  -----------   ---------  --------   ---------  ----------  --------
Second Liens ..................  $1,227,087,285     16,127       100.00%  $  76,089     8.813%     298.17         713      84.9%
                                 --------------  ---------  -----------
     Total ....................  $1,227,087,285     16,127       100.00%
                                 ==============  =========  ===========


               Delinquency Status for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                            Percent of               Weighted   Weighted   Weighted    Average
                                   Aggregate                 Aggregate     Average    Average    Average    Average    Combined
                                   Principal     Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                    Balance       Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
       Delinquency Status         Outstanding      Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  --------------  ---------  -----------   ---------  --------   ---------  ----------  --------
Current .......................  $1,227,087,285     16,127       100.00%  $  76,089     8.813%     298.17         713      84.9%
                                 --------------  ---------  -----------
     Total ....................  $1,227,087,285     16,127       100.00%
                                 ==============  =========  ===========


                Origination Year for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                            Percent of               Weighted   Weighted   Weighted    Average
                                   Aggregate                 Aggregate     Average    Average    Average    Average    Combined
                                   Principal     Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                    Balance       Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
       Origination Year           Outstanding      Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  --------------  ---------  -----------   ---------  --------   ---------  ----------  --------
1997 ..........................  $        4,501          1           (1)  $   4,501    10.125%     201.00         813      80.0%
1999 ..........................         229,733          9         0.02%     25,526     9.585      177.52         684      61.2
2000 ..........................         512,856         17         0.04      30,168     8.480      234.58         709      77.4
2001 ..........................         101,861          4         0.01      25,465     7.621      241.91         728      86.4
2002 ..........................         274,621         10         0.02      27,462     7.709      257.64         723      91.6
2003 ..........................       1,788,216         60         0.15      29,804     8.277      264.83         749      81.6
2004 ..........................       3,200,315        101         0.26      31,686     8.531      281.17         725      79.4
2005 ..........................     159,812,944      2,692        13.02      59,366     9.136      295.05         714      87.3
2006 ..........................   1,061,162,238     13,233        86.48      80,191     8.766      298.82         713      84.5
                                 --------------  ---------  -----------
     Total ....................  $1,227,087,285     16,127       100.00%
                                 ==============  =========  ===========

--------------
(1) Less than 0.01%

     Mortgage Loan Statistics
     ------------------------

     For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.
----------
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
----       ------------------------------------------------------------------

           (a)  Not applicable.

           (b)  Not applicable.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CWHEQ, INC.


                                       By: /s/ Leon Daniels, Jr.
                                       ----------------------------------
                                           Name:  Leon Daniels, Jr.
                                           Title: Vice President



Dated: April 12, 2006